ZTIF P1 07/19

Supplement Dated JULY 24, 2019

To the prospectus dated May 1, 2019

of

TEMPLETON INSTITUTIONAL FUNDS

(Foreign Smaller Companies Series, Global Equity Series,

International Equity Series)

  The Global Equity Series Prospectus is amended as follows:

I.      The portfolio management team under the “FUND SUMMARIES – Global Equity Series – Portfolio Managers” section in the prospectus is replaced with the following:

Portfolio Managers

Antonio T. Docal, CFA   Executive Vice President/Portfolio Manager - Research Analyst of Investment Counsel and portfolio manager of the Fund since inception (2008).

Peter A. Nori, CFA   Executive Vice President/Portfolio Manager - Research Analyst of Investment Counsel and portfolio manager of the Fund since inception (2008).

Matthew R. Nagle, CFA  Portfolio Manager of Investment Counsel and portfolio manager of the Fund since 2018.

II. The portfolio management team under the “FUND DETAILS – Global Equity Series – Management” section in the prospectus is replaced with the following:

The Fund is managed by a team of dedicated professionals focused on investments in equity securities. The portfolio   managers of the team are as follows:

Antonio T. Docal, CFA   Executive Vice President/Portfolio Manager-Research Analyst of Investment Counsel

Mr. Docal has been a portfolio manager of the Fund since 2008 and assumed the lead portfolio manager July 2019. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in 2001.

Peter A. Nori, CFA   Executive Vice President/Portfolio Manager - Research Analyst of Investment Counsel

Mr. Nori has been a portfolio manager of the Fund since its inception, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 1987.

Matthew R. Nagle, CFA   Portfolio Manager of Investment Counsel

Mr. Nagle has been a portfolio manager of the Fund since 2018, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in  2003.

Please keep this supplement with your Prospectus for future reference.